Basis of preparation (Policies)	6 Months Ended
Jun. 30, 2025
Corporate information and statement of IFRS compliance [abstract]
Basis of preparation
The interim financial information included in this report has been prepared in accordance with IAS 34 'Interim Financial Reporting'.
The results for the interim periods are unaudited and, in the opinion of management, include all adjustments necessary for a fair presentation of the results for each period. All such adjustments are of a normal recurring nature. This report should be read in conjunction with the consolidated financial statements and related notes for the year ended 31 December 2024 included in bp Annual Report and Form 20-F 2024.
The directors consider it appropriate to adopt the going concern basis of accounting in preparing these interim financial statements.
bp prepares its consolidated financial statements included within bp Annual Report and Form 20-F on the basis of IFRS Accounting Standards® (IFRS) as issued by the International Accounting Standards Board (IASB), IFRS as adopted by the UK, and European Union (EU), and in accordance with the provisions of the UK Companies Act 2006 as applicable to companies reporting under international accounting standards. IFRS as adopted by the UK does not differ from IFRS as adopted by the EU. IFRS as adopted by the UK and EU differ in certain respects from IFRS as issued by the IASB. The differences have no impact on the group’s consolidated financial statements for the periods presented. The financial information presented herein has been prepared in accordance with the accounting policies expected to be used in preparing bp Annual Report and Form 20-F 2025 which are the same as those used in preparing bp Annual Report and Form 20-F 2024.
There are no new or amended standards or interpretations adopted from 1 January 2025 onwards that have a significant impact on the financial information.
UK Energy Profits Levy
In October 2024, the UK government announced changes (effective from 1 November 2024) to the Energy Profits Levy including a 3% increase in the rate taking the headline rate of tax on North Sea profits to 78%, an extension to the period of application of the Levy to 31 March 2030 and the removal of the Levy’s main investment allowance. The changes to the rate and to the investment allowance were substantively enacted in 2024. The extension of the Levy to 31 March 2030 was substantively enacted in the first quarter 2025, resulting in a non-cash deferred charge of approximately $0.5 billion.
Germany tax legislation
On 11 July 2025, the German federal government substantively enacted a number of changes to its tax legislation, including a 5% reduction in the corporate income tax rate by 2032. The reduction in the tax rate will be phased in by means of a 1% reduction each year between 2028 and 2032 and is expected to result in a non-cash deferred tax charge of approximately $300 million in the third quarter 2025.
Change in segmentation
During the first quarter of 2025, our Archaea business has moved from the customers & products segment to the gas & low carbon energy segment. The change in segmentation is consistent with a change in the way that resources are allocated, and performance is assessed by the chief operating decision maker, who for bp is the group chief executive.
Comparative information for 2024 has been restated where material to reflect the changes in reportable segments.

Significant accounting judgements and estimates
bp's significant accounting judgements and estimates were disclosed in bp Annual Report and Form 20-F 2024. These have been subsequently considered at the end of this quarter to determine if any changes were required to those judgements and estimates. No significant changes were identified.